UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

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                             FORM 8-K

                          CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report: September 21, 2004
                (Date of earliest event reported)

                   GK INTELLIGENT SYSTEMS, INC.
      (Exact name of Registrant as specified in its charter)

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            Delaware                 000-22057             76-0513297
  ----------------------------  ------------------------   ------------------
  (State or other jurisdiction  (Commission File Number)  (IRS Employer of
   incorporation)                                          Identification No.)

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                       2606 Yorktown Place
                       Houston, Texas 77056

       (Address of principal executive offices) (Zip Code)

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Registrant's telephone number, including area code: (713) 626-1504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 15, 2004, the Registrant entered into an agreement to retain Rubenstein Investor Relations, Inc. as its investor relations consultant for a four-month period commencing on September 9, 2004, in exchange for a fee of $6,000 and a warrant evidencing Rubenstein Investor Relation, Inc.'s right to purchase during a three-year period 100,000 shares of the Registrant's common stock at an exercise price equivalent to the closing price of the common stock at the date of the execution of the agreement.

On September 21, 2004, the Registrant issued a press release to report entry into this agreement. A copy of the press release and agreement are attached to this current report on Form 8-K.

Item 9.01

c)  The  following  exhibits  are  furnished  with  this  report:

EXHIBIT  NUMBER          DESCRIPTION
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99.1   Press  Release  dated  September 21,  2004.
99.2 Letter re: Agreement to retain Rubenstein Investor Relations, Inc. as investor relations consultant, dated September 15, 2004.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GK Intelligent Systems, Inc.
                                    (Registrant)



Date:  September 27, 2004            /s/  Gary F. Kimmons
                                     -----------------------------------------
                                     Gary F. Kimmons,
                                     President and Chief
                                     Executive Officer